--------------------------------------------------------------------------------
MORGAN STANLEY DEAN WITTER      [GRAPHIC OMITTED]               October 21, 1997
Asset Finance Group
ABS Capital Markets

--------------------------------------------------------------------------------

                               ABS New Transaction

                         REVISED Computational Materials

                                   ----------

                     Pre-Marketing: Tuesday October 21, 1997
                   Expected Launch: Thursday, October 23, 1997
                    Expected Pricing: Friday October 24, 1997

                                   ----------
                                  $199,881,000

                                ACCESS FINANCIAL
                           MORTGAGE LOAN TRUST 1997-3

                            B&C Home Equity Loan ABS

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

ACCESS FINANCIAL MORTGAGE LOAN TRUST 1997-3
Mortgage Loan Pass-Through Certificates, Series 1997-3
Class A Certificates

 ACCESS 1997-3  [$199,881,000]
--------------------------------------------------------------------------------
 $[40,100,000]   Class A-1  Variable-Rate Certificates - 1M LIBOR + [TBD] bps
 $[15,400,000]   Class A-2  Fixed-Rate Certificates - [TBD]%
 $[10,601,000]   Class A-3  Fixed-Rate Certificates - [TBD]%
 $[ 8,000,000]   Class A-4  Fixed-Rate Certificates - [TBD]%
 $[ 8,230,000]   Class A-5  Fixed-Rate Certificates - [TBD]%
 $[ 8,230,000]*  Class A-IO Interest-Only Certificates - [5.00]%
 $[50,000,000]   Class A-6  Variable-Rate Certificates - 1M LIBOR + [TBD] bps
 $[67,550,000]   Class A-7  Variable-Rate Certificates - 1M LIBOR + [TBD] bps

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1997-3
             Mortgage Loan Pass-Through Certificates, Series 1997-3
                              Class A Certificates

--------------------------------------------------------------------------------

                                     GROUP I
                          CLASS A GROUP I CERTIFICATES

                Class A-1       Class A-2       Class A-3       Class A-4       Class A-5       Class A-IO
                Variable-Rate   Fixed-Rate      Fixed-Rate      Fixed-Rate      Fixed-Rate      Interest-Only
                  Sequential    Sequential      Sequential      Sequential      NAS Lock-Out       NAS IO
                -------------   ----------      ----------      ----------      ------------    -------------
Approximate
Face Amount:    $[40,100,000]   $[15,400,000]   $[10,601,000]   $[8,000,000]    $[8,230,000]    $[8,230,000]

Avg Life:       [1.05]yrs       [2.96]yrs       [4.84]yrs       [9.80]yrs       [6.40]yrs       [2.97]yrs

Avg Life
to Call:        [1.05]yrs       [2.96]yrs       [4.84]yrs       [7.41]yrs       [6.16]yrs       [2.97]yrs

Coupon:         1M L +[TBD]bps* [TBD]           [TBD]           [TBD]           [TBD]           [5.00]%

Price:          [TBD]           [TBD]           [TBD]           [TBD]           [TBD]           [TBD]

Yield (CBE):    [TBD]           [TBD]           [TBD]           [TBD]           [TBD]           [TBD]

Spread (bps):   [TBD]           [TBD]           [TBD]           [TBD]           [TBD]           [TBD]

Pricing Spd:    [25]% HEP       [25]% HEP       [25]% HEP       [25]% HEP       [25]% HEP       [25]% HEP

Settlement:     [10/31/97]      [10/31/97]      [10/31/97]      [10/31/97]      [10/31/97]      [10/31/97]

Exp Mat:        [01/18/00       09/18/01        01/18/04        06/18/12        06/18/12]       [10/18/00]

Exp. Mat
to Call:        [01/18/00       09/18/01        01/18/04        06/18/05        06/18/05]       [10/18/00]

Final Mat:      [06/18/12       02/18/17        05/18/24        10/18/27        10/18/27]       [10/18/00]

Day Count:      Actual/360      30/360          30/360          30/360          30/360          30/360

Pymt Delay:     0 days          17 days         17 days         17 days         17 days         17 days

Dated Date:     [10/31/97]      [10/01/97]      [10/01/97]      [10/01/97]      [10/01/97]      [10/01/97]

Pymt Terms:     Monthly         Monthly         Monthly         Monthly         Monthly         Monthly

*Pass-Through Rate is the lesser of:
        1) One Month LIBOR + [TBD]bps
        2) The Available Funds Cap

**Note: As described in the Prospectus Supplement and depending on the final pricing levels, one or more of the Class A Group I Certificates may be subject to the Available Funds Cap.

Available Funds Cap: A rate equal to the weighted average gross coupon rate less (i) [66.75]bps for servicing fees, trustee fees and certificate insurer premiums for the Group I fixed-rate mortgage loans; and (ii) for the first [36] Payment Dates, the product of (a) [5.00]% and
                     (b) the Class A-IO Notional Amount divided by the Principal Balance of the Group I fixed-rate mortgage loans for such Payment Date.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Class A-5 Principal
Distribution Amount:    Class A-5 is a Non-Accelerated Senior (NAS) class. The
                        Class A-5 Principal Distribution Amount is the applicable Class A-5 Principal Percentage multiplied by the Class A-5 Principal Pro Rata Distribution Amount for such Payment Date.

                        Class A-5 Principal Percentage
                        ------------------------------
                        Month  0 - 36:          0%
                        Month 37 - 60:          45%
                        Month 61 - 72:          80%
                        Month 73 - 84:          100%
                        Month 85 - end:         300%


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1997-3
             Mortgage Loan Pass-Through Certificates, Series 1997-3
                              Class A Certificates

--------------------------------------------------------------------------------

                                    GROUP II
                          CLASS A GROUP II CERTIFICATES

                                Class A-6
                                Variable-Rate
                                -------------

Approximate Face Amount:        $[50,000,000]

Average Life to Mat:            [3.04] years

Average Life to Call:           [2.80] years

Pass-Through Rate:              The lesser of:

                                     1) One Month LIBOR + [TBD] bps
                                     2) The Available Funds Cap

Price:                          [TBD]

Yield:                          Variable

Pricing Speed:                  [26%] CPR

Settlement:                     [10/31/97]

Exp Maturity:                   [09/18/14]

Exp Maturity to Call:           [06/18/05]

Final Maturity:                 [10/18/27]

Day Count:                      Actual/360

Payment Delay:                  0 days

Dated Date:                     [10/31/97]

Payment Terms:                  Monthly

1st Payment Date:               11/18/97

Available Funds Cap:            A rate equal to the weighted average gross
                                coupon rate minus [66.75 Bp] for servicing fees, trustee fees and certificate insurer premiums, and, beginning in month 13, the [0.50%] insurance cushion, for the Group II variable-rate mortgage loans for such Payment
                                Date.

Shortfall Reimbursement:        If on any Payment Date the Class A-6 Certificate
                                interest distribution amount is less than the Pass-Through Rate, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class A-6 Certificate principal balance has been reduced to zero. The shortfall reimbursement feature will NOT be insured by the FSA guarantee.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1997-3
             Mortgage Loan Pass-Through Certificates, Series 1997-3
                              Class A Certificates

--------------------------------------------------------------------------------

                                    GROUP III
                         CLASS A GROUP III CERTIFICATES

                                Class A-7 Variable-Rate
                                -----------------------

Approximate Face Amount:        [$67,550,000]

Average Life to Mat:            [3.04] years

Average Life to Call:           [2.80] years

Pass-Through Rate:              The lesser of:

                                     1) One Month LIBOR + [TBD] bps
                                     2) The Available Funds Cap

Price:                          [TBD]

Yield:                          Variable

Pricing Speed:                  [26%] CPR

Settlement:                     [10/31/97]

Exp Maturity:                   [09/18/14]

Exp Maturity to Call:           [06/18/05]

Final Maturity:                 [10/18/27]

Day Count:                      Actual/360

Payment Delay:                  0 days

Dated Date:                     [10/31/97]

Payment Terms:                  Monthly

1st Payment Date:               11/18/97

Available Funds Cap:            A rate equal to the weighted average gross
                                coupon rate minus [66.75 Bp] for servicing fees, trustee fees and certificate insurer premiums, and, beginning in month 13, the [0.50%] insurance cushion, for the Group III variable-rate mortgage loans for such Payment
                                Date.

Shortfall Reimbursement:        If on any Payment Date the Class A-7 Certificate
                                interest distribution amount is less than the Pass-Through Rate, the amount of such shortfall and the aggregate of such shortfalls from previous payment dates together with accrued interest at the Pass-Through Rate will be carried forward to the next Payment Date until paid. No interest carryforward will be paid once the Class A-7 Certificate principal balance has been reduced to zero. The shortfall reimbursement feature will NOT be insured by the FSA guarantee.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1997-3
             Mortgage Loan Pass-Through Certificates, Series 1997-3
                              Class A Certificates

--------------------------------------------------------------------------------

Title of Securities:    Access Financial Mortgage Loan Trust 1997-3,
                        Mortgage Loan Pass-Through Certificates, Series 1997-3

                        Group I: Class A-1, A-2, A-3, A-4, A-5 and Class A-IO (the "Group I Certificates")

                        Group II: Class A-6 (the "Group II Certificates")

                        Group III: Class A-7 (the "Group III Certificates")

Company/
Master Servicer:        Access Financial Lending Corp. ("Access")

Transferor:             Access Financial Receivables Corp.

Sub-Servicer:           LSI Financial Group

Master Servicer Fee:    45 bps per annum (if Access is not the Master Servicer,
                        then 50 bps per annum)****

Trustee:                The Chase Manhattan Bank, N.A.

Aggregate
Certificate Balance:    Group I         $[82,331,000.00]
                        Group II        $[50,000,000.00]
                        Group III       $[67,550,000.00]

Aggregate
Collateral Balance:     Group I         [$82,331,718.36]
                        Group II        [$50,001,533.97]
                        Group III       [$67,550,309.04]

Class A-IO
Certificates:           The Class A-IO Certificates represent an interest-only
                        strip for the first [36] Payment Dates based on the product of (i) [5.00]% and (ii) the Class A-IO Notional
                        Amount, which is the principal balance of the Class A-5
                        NAS Lock-Out Certificates.

Group II
and Group III:          Although the Group II and Group III Mortgage Loans both
                        have adjustable-rate Mortgage Loans, the Group II
                        Mortgage Loans are of a higher credit quality than the Group III Mortgage Loans. The credit quality of a
                        Mortgage Loan is determined by Access by analyzing certain factors. Please refer to the Prospectus
                        Supplement, "Mortgage Loan Pool - The Mortgage Loan
                        Program -- Underwriting Standards."

Pricing Date:           October [  ], 1997

Settlement Date:        October [31], 1997

Payment Date:           The 18th day of each month (or, if such date is not a
                        business day, the next succeeding business day) commencing November 18, 1997.

Record Date:            -Class A-2, A-3, A-4, A-5 and A-IO: The first day of the
                        calendar month of the related Payment Date

                        -Class A-1, A-6 and A-7: The day preceding the related Payment Date

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

Interest Accrual:       -Class A-2, A-3, A-4, A-5 and A-IO: The second day of
                        the calendar month preceding the related Payment Date to the first day of the calendar month of the related
                        Payment Date, based on a 30/360 day count

                        -Class A-1, A-6 and A-7: The previous month's Payment Date to the day preceding the related Payment Date, based on a actual/360 day count

Form of Certificates:   Book-entry only through the same-day funds facilities of
                        DTC, Euroclear and CEDEL

Denominations:          Minimum denominations of $1,000 and integral multiples
                        of $1,000 in excess thereof

Prepayment
Assumption:             For the Group I Certificates, [25]% HEP ([2.5]% CPR in
                        month 1 with monthly incremental increases of [2.5]% CPR until the speed reaches [25]% CPR in month 10 based on loan seasoning)

                        For the Group II Certificates, [26]% CPR

                        For the Group III Certificates, [26]% CPR

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                   ACCESS FINANCIAL MORTGAGE LOAN TRUST 1997-3
             Mortgage Loan Pass-Through Certificates, Series 1997-3
                              Class A Certificates

--------------------------------------------------------------------------------

Credit Enhancement:     A combination of:

                         - Excess monthly cash flow

                         - Over-collateralization
                         - Cross-collateralization

                         - 100% wrap from FSA guaranteeing timely interest and
                           ultimate principal

Certificate Insurer:    Financial Security Assurance Inc. ("FSA"). FSA's
                        claims-paying ability is rated AAA/Aaa by Standard &
                        Poor's ("S&P") and Moody's Investors Service
                        ("Moody's"), respectively.

Certificate Ratings:    The Class A Certificates will be rated AAA by S&P and
                        Aaa by Moody's.

10% Clean-up Call:      The Company has the option to exercise a call at par
                        plus accrued interest when the outstanding Pool Balance equals 10% or less of the original Pool Balance.

Auction Call:           If the Company does not exercise the 10% Clean-up Call,
                        the Trustee will hold an Auction Call and solicit bids to purchase the mortgage loans when the outstanding Pool
                        Balance has declined to 10% of the original Pool
                        Balance. This call will be exercised at no less than par plus accrued interest.

ERISA Consideration:    The Class A Certificates will be ERISA eligible.
                        However, investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of the Plan's acquisition and ownership of such Certificates.

SMMEA Considerations:   The Class A Certificates will not be SMMEA eligible.

Taxation:               REMIC.

Prospectus:             The Certificates are being offered pursuant to a
                        Prospectus which includes a Prospectus Supplement
                        (together, the "Prospectus"). Complete information with respect to the Certificates and the Collateral is contained in the Prospectus. The foregoing is qualified in its entirety by the information appearing in the Prospectus. To the extent that the foregoing is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Certificates may not be consummated unless the purchaser has received the Prospectus.

Further Information:    Call the ABS trading desk at (212) 778-2741, Sean Arnold
                        (212) 778-4921, Sean Low (212) 778-2581, Lina Hsu (212)
                        778-1451, Januar Laude (212) 778-7176 or Adam Tepper at
                        (212) 778-4944 with any questions.

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $40,100,000.00                            DATED DATE: 10/31/97
  CURRENT COUPON:  5.768%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $40,100,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                      BOND A1 DISCOUNT MARGIN ACT/360 TABLE

--------------------------------------------------------------------------------

                        ASSUMED CONSTANT LIBOR-1M 5.6484

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24        36.505      27.671      30.356      32.121      38.247      40.846      43.434
     99-24+       34.970      26.690      29.207      30.861      36.603      39.040      41.466
     99-25        33.437      25.709      28.058      29.602      34.961      37.235      39.499
     99-25+       31.903      24.728      26.909      28.343      33.318      35.430      37.532
     99-26        30.370      23.748      25.761      27.084      31.676      33.625      35.565
     99-26+       28.837      22.768      24.613      25.825      30.034      31.821      33.599
     99-27        27.305      21.788      23.465      24.567      28.393      30.017      31.633
     99-27+       25.773      20.808      22.317      23.309      26.752      28.213      29.668

     99-28        24.241      19.828      21.170      22.051      25.111      26.410      27.703
     99-28+       22.710      18.849      20.023      20.794      23.471      24.607      25.739
     99-29        21.179      17.870      18.876      19.537      21.831      22.805      23.775
     99-29+       19.648      16.891      17.729      18.280      20.192      21.003      21.811
     99-30        18.118      15.912      16.583      17.023      18.553      19.202      19.848
     99-30+       16.588      14.934      15.437      15.767      16.914      17.401      17.885
     99-31        15.058      13.956      14.291      14.511      15.276      15.600      15.923
     99-31+       13.529      12.978      13.145      13.255      13.638      13.800      13.961

    100-00        12.000      12.000      12.000      12.000      12.000      12.000      12.000
    100-00+       10.471      11.022      10.855      10.745      10.363      10.201      10.039
    100-01         8.943      10.045       9.710       9.490       8.726       8.402       8.079
    100-01+        7.415       9.068       8.566       8.235       7.089       6.603       6.119
    100-02         5.888       8.091       7.421       6.981       5.453       4.805       4.159
    100-02+        4.361       7.115       6.277       5.727       3.817       3.007       2.200
    100-03         2.834       6.138       5.134       4.474       2.182       1.209       0.241
    100-03+        1.307       5.162       3.990       3.220       0.547      -0.588      -1.717

First Payment      0.050       0.050       0.050       0.050       0.050       0.050       0.050
Average Life       1.055       1.692       1.429       1.297       0.982       0.891       0.815
Last Payment       2.217       3.800       3.133       2.800       2.050       1.883       1.717
Mod.Dur. @ 100-00  0.986       1.540       1.315       1.200       0.921       0.838       0.769


     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $15,400,000.00                            DATED DATE: 10/01/97
          COUPON:  6.625%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $15,400,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                             BOND A2 BE-YIELD TABLE

--------------------------------------------------------------------------------

                                PREPAYMENT SPEED

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24         6.686       6.698       6.694       6.692       6.683       6.679       6.675
     99-24+        6.680       6.694       6.690       6.687       6.677       6.672       6.668
     99-25         6.674       6.690       6.686       6.682       6.670       6.665       6.660
     99-25+        6.668       6.687       6.681       6.677       6.664       6.658       6.652
     99-26         6.662       6.683       6.677       6.673       6.657       6.651       6.644
     99-26+        6.656       6.679       6.672       6.668       6.651       6.643       6.636
     99-27         6.650       6.676       6.668       6.663       6.644       6.636       6.628
     99-27+        6.644       6.672       6.664       6.658       6.638       6.629       6.620

     99-28         6.638       6.668       6.659       6.653       6.631       6.622       6.612
     99-28+        6.632       6.664       6.655       6.648       6.625       6.614       6.604
     99-29         6.626       6.661       6.651       6.644       6.618       6.607       6.596
     99-29+        6.620       6.657       6.646       6.639       6.612       6.600       6.588
     99-30         6.614       6.653       6.642       6.634       6.605       6.593       6.580
     99-30+        6.608       6.650       6.637       6.629       6.599       6.586       6.572
     99-31         6.602       6.646       6.633       6.624       6.593       6.578       6.564
     99-31+        6.596       6.642       6.629       6.620       6.586       6.571       6.556

    100-00         6.590       6.639       6.624       6.615       6.580       6.564       6.548
    100-00+        6.584       6.635       6.620       6.610       6.573       6.557       6.540
    100-01         6.578       6.631       6.616       6.605       6.567       6.550       6.532
    100-01+        6.572       6.628       6.611       6.600       6.560       6.542       6.524
    100-02         6.566       6.624       6.607       6.595       6.554       6.535       6.517
    100-02+        6.560       6.620       6.603       6.591       6.547       6.528       6.509
    100-03         6.554       6.616       6.598       6.586       6.541       6.521       6.501
    100-03+        6.548       6.613       6.594       6.581       6.534       6.514       6.493

    100-04         6.542       6.609       6.590       6.576       6.528       6.507       6.485
    100-04+        6.536       6.605       6.585       6.571       6.522       6.499       6.477
    100-05         6.530       6.602       6.581       6.567       6.515       6.492       6.469
    100-05+        6.524       6.598       6.577       6.562       6.509       6.485       6.461
    100-06         6.518       6.594       6.572       6.557       6.502       6.478       6.453
    100-06+        6.512       6.591       6.568       6.552       6.496       6.471       6.445
    100-07         6.506       6.587       6.563       6.547       6.489       6.463       6.437
    100-07+        6.500       6.583       6.559       6.543       6.483       6.456       6.429

First Payment      2.217       3.800       3.133       2.800       2.050       1.883       1.717
Average Life       2.957       5.146       4.232       3.775       2.715       2.414       2.171
Last Payment       3.883       6.883       5.633       4.967       3.550       3.133       2.800
Mod.Dur. @ 100-00  2.597       4.209       3.565       3.227       2.404       2.159       1.957

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $10,601,000.00                            DATED DATE: 10/01/97
          COUPON:  6.905%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $10,601,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                             BOND A3 BE-YIELD TABLE

--------------------------------------------------------------------------------

                                PREPAYMENT SPEED

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24         6.981       6.991       6.988       6.986       6.979       6.976       6.973
     99-24+        6.977       6.989       6.986       6.983       6.975       6.971       6.967
     99-25         6.973       6.986       6.983       6.980       6.971       6.966       6.962
     99-25+        6.969       6.984       6.980       6.977       6.966       6.962       6.957
     99-26         6.965       6.982       6.977       6.974       6.962       6.957       6.951
     99-26+        6.961       6.979       6.975       6.971       6.958       6.952       6.946
     99-27         6.958       6.977       6.972       6.968       6.954       6.947       6.941
     99-27+        6.954       6.975       6.969       6.965       6.949       6.943       6.936

     99-28         6.950       6.972       6.966       6.962       6.945       6.938       6.930
     99-28+        6.946       6.970       6.964       6.959       6.941       6.933       6.925
     99-29         6.942       6.968       6.961       6.956       6.937       6.928       6.920
     99-29+        6.938       6.965       6.958       6.953       6.932       6.924       6.914
     99-30         6.934       6.963       6.955       6.950       6.928       6.919       6.909
     99-30+        6.930       6.961       6.953       6.946       6.924       6.914       6.904
     99-31         6.926       6.959       6.950       6.943       6.920       6.909       6.899
     99-31+        6.922       6.956       6.947       6.940       6.915       6.905       6.893

    100-00         6.918       6.954       6.945       6.937       6.911       6.900       6.888
    100-00+        6.914       6.952       6.942       6.934       6.907       6.895       6.883
    100-01         6.911       6.949       6.939       6.931       6.903       6.890       6.877
    100-01+        6.907       6.947       6.936       6.928       6.898       6.886       6.872
    100-02         6.903       6.945       6.934       6.925       6.894       6.881       6.867
    100-02+        6.899       6.942       6.931       6.922       6.890       6.876       6.862
    100-03         6.895       6.940       6.928       6.919       6.886       6.871       6.856
    100-03+        6.891       6.938       6.925       6.916       6.881       6.867       6.851

    100-04         6.887       6.935       6.923       6.913       6.877       6.862       6.846
    100-04+        6.883       6.933       6.920       6.910       6.873       6.857       6.840
    100-05         6.879       6.931       6.917       6.907       6.869       6.852       6.835
    100-05+        6.875       6.929       6.915       6.904       6.864       6.848       6.830
    100-06         6.872       6.926       6.912       6.901       6.860       6.843       6.825
    100-06+        6.868       6.924       6.909       6.898       6.856       6.838       6.819
    100-07         6.864       6.922       6.906       6.895       6.852       6.833       6.814
    100-07+        6.860       6.919       6.904       6.892       6.848       6.829       6.809

First Payment      3.883       6.883       5.633       4.967       3.550       3.133       2.800
Average Life       4.840       9.537       7.604       6.570       4.397       3.856       3.415
Last Payment       6.217      12.300      10.383       9.300       5.550       4.800       4.217
Mod.Dur. @ 100-00  3.972       6.726       5.687       5.082       3.663       3.271       2.940

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $8,000,000.00                             DATED DATE: 10/01/97
          COUPON:  7.220%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $8,000,000.00                       YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                             BOND A4 BE-YIELD TABLE

--------------------------------------------------------------------------------

                                PREPAYMENT SPEED
                               *** TO MATURITY ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24         7.313       7.317       7.316       7.315       7.312       7.309       7.306
     99-24+        7.311       7.315       7.314       7.313       7.309       7.306       7.303
     99-25         7.308       7.313       7.312       7.311       7.306       7.303       7.300
     99-25+        7.306       7.311       7.310       7.309       7.304       7.301       7.297
     99-26         7.304       7.310       7.308       7.307       7.301       7.298       7.293
     99-26+        7.301       7.308       7.306       7.305       7.299       7.295       7.290
     99-27         7.299       7.306       7.305       7.303       7.296       7.292       7.287
     99-27+        7.297       7.304       7.303       7.301       7.294       7.289       7.284

     99-28         7.294       7.303       7.301       7.299       7.291       7.286       7.281
     99-28+        7.292       7.301       7.299       7.297       7.289       7.284       7.277
     99-29         7.290       7.299       7.297       7.295       7.286       7.281       7.274
     99-29+        7.287       7.297       7.295       7.293       7.284       7.278       7.271
     99-30         7.285       7.296       7.293       7.291       7.281       7.275       7.268
     99-30+        7.283       7.294       7.291       7.289       7.279       7.272       7.264
     99-31         7.280       7.292       7.289       7.287       7.276       7.269       7.261
     99-31+        7.278       7.290       7.288       7.285       7.274       7.267       7.258

    100-00         7.276       7.288       7.286       7.283       7.271       7.264       7.255
    100-00+        7.273       7.287       7.284       7.281       7.269       7.261       7.252
    100-01         7.271       7.285       7.282       7.280       7.266       7.258       7.248
    100-01+        7.269       7.283       7.280       7.278       7.264       7.255       7.245
    100-02         7.266       7.281       7.278       7.276       7.261       7.252       7.242
    100-02+        7.264       7.280       7.276       7.274       7.259       7.250       7.239
    100-03         7.262       7.278       7.274       7.272       7.256       7.247       7.235
    100-03+        7.259       7.276       7.272       7.270       7.254       7.244       7.232

    100-04         7.257       7.274       7.271       7.268       7.251       7.241       7.229
    100-04+        7.255       7.273       7.269       7.266       7.249       7.238       7.226
    100-05         7.252       7.271       7.267       7.264       7.246       7.235       7.223
    100-05+        7.250       7.269       7.265       7.262       7.244       7.233       7.219
    100-06         7.248       7.267       7.263       7.260       7.241       7.230       7.216
    100-06+        7.246       7.265       7.261       7.258       7.239       7.227       7.213
    100-07         7.243       7.264       7.259       7.256       7.236       7.224       7.210
    100-07+        7.241       7.262       7.257       7.254       7.234       7.221       7.206

First Payment      6.217      12.300      10.383       9.300       5.550       4.800       4.217
Average Life       9.800      14.855      13.301      12.298       8.831       7.492       6.343
Last Payment      14.633      22.300      19.383      17.800      14.633      13.967      12.633
Mod.Dur. @ 100-00  6.691       8.777       8.225       7.829       6.196       5.477       4.819

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $8,230,000.00                             DATED DATE: 10/01/97
          COUPON:  6.785%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $8,230,000.00                       YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                             BOND A5 BE-YIELD TABLE

--------------------------------------------------------------------------------

                                PREPAYMENT SPEED
                               *** TO MATURITY ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24         6.864       6.865       6.865       6.864       6.863       6.863       6.862
     99-24+        6.860       6.863       6.862       6.861       6.860       6.860       6.859
     99-25         6.857       6.860       6.859       6.858       6.857       6.856       6.856
     99-25+        6.854       6.857       6.856       6.855       6.854       6.853       6.852
     99-26         6.851       6.854       6.853       6.852       6.851       6.850       6.849
     99-26+        6.848       6.851       6.850       6.849       6.847       6.847       6.846
     99-27         6.845       6.848       6.847       6.846       6.844       6.843       6.842
     99-27+        6.842       6.846       6.844       6.843       6.841       6.840       6.839

     99-28         6.838       6.843       6.841       6.841       6.838       6.837       6.836
     99-28+        6.835       6.840       6.838       6.838       6.835       6.833       6.832
     99-29         6.832       6.837       6.836       6.835       6.831       6.830       6.829
     99-29+        6.829       6.834       6.833       6.832       6.828       6.827       6.826
     99-30         6.826       6.832       6.830       6.829       6.825       6.824       6.823
     99-30+        6.823       6.829       6.827       6.826       6.822       6.820       6.819
     99-31         6.820       6.826       6.824       6.823       6.819       6.817       6.816
     99-31+        6.817       6.823       6.821       6.820       6.815       6.814       6.813

    100-00         6.813       6.820       6.818       6.817       6.812       6.811       6.809
    100-00+        6.810       6.817       6.815       6.814       6.809       6.807       6.806
    100-01         6.807       6.815       6.812       6.811       6.806       6.804       6.803
    100-01+        6.804       6.812       6.809       6.808       6.803       6.801       6.799
    100-02         6.801       6.809       6.806       6.805       6.799       6.798       6.796
    100-02+        6.798       6.806       6.803       6.802       6.796       6.794       6.793
    100-03         6.795       6.803       6.800       6.799       6.793       6.791       6.789
    100-03+        6.791       6.801       6.798       6.796       6.790       6.788       6.786

    100-04         6.788       6.798       6.795       6.793       6.787       6.785       6.783
    100-04+        6.785       6.795       6.792       6.790       6.784       6.781       6.779
    100-05         6.782       6.792       6.789       6.787       6.780       6.778       6.776
    100-05+        6.779       6.789       6.786       6.784       6.777       6.775       6.773
    100-06         6.776       6.786       6.783       6.781       6.774       6.772       6.769
    100-06+        6.773       6.784       6.780       6.778       6.771       6.768       6.766
    100-07         6.770       6.781       6.777       6.775       6.768       6.765       6.763
    100-07+        6.766       6.778       6.774       6.772       6.765       6.762       6.759

First Payment      3.050       3.050       3.050       3.050       3.050       3.050       3.050
Average Life       6.396       7.357       7.006       6.810       6.261       6.088       5.935
Last Payment      14.633      14.633      14.633      14.633      14.633      13.800      12.467
Mod.Dur. @ 100-00  4.960       5.515       5.317       5.205       4.877       4.769       4.673

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $8,230,000.00                             DATED DATE: 10/01/97
          COUPON:  5.000%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $8,230,000.00                       YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                            BOND A-IO BE-YIELD TABLE

--------------------------------------------------------------------------------

                                PREPAYMENT SPEED
                               *** TO MATURITY ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
   11.55258       16.187      16.187      16.187      16.187      16.187      16.187      16.187
   11.65258       15.543      15.543      15.543      15.543      15.543      15.543      15.543
   11.75258       14.908      14.908      14.908      14.908      14.908      14.908      14.908
   11.85258       14.282      14.282      14.282      14.282      14.282      14.282      14.282
   11.95258       13.665      13.665      13.665      13.665      13.665      13.665      13.665
   12.05258       13.056      13.056      13.056      13.056      13.056      13.056      13.056
   12.15258       12.456      12.456      12.456      12.456      12.456      12.456      12.456
   12.25258       11.864      11.864      11.864      11.864      11.864      11.864      11.864

   12.35258       11.280      11.280      11.280      11.280      11.280      11.280      11.280
   12.45258       10.704      10.704      10.704      10.704      10.704      10.704      10.704
   12.55258       10.135      10.135      10.135      10.135      10.135      10.135      10.135
   12.65258        9.574       9.574       9.574       9.574       9.574       9.574       9.574
   12.75258        9.021       9.021       9.021       9.021       9.021       9.021       9.021
   12.85258        8.474       8.474       8.474       8.474       8.474       8.474       8.474
   12.95258        7.934       7.934       7.934       7.934       7.934       7.934       7.934
   13.05258        7.401       7.401       7.401       7.401       7.401       7.401       7.401

   13.15258        6.875       6.875       6.875       6.875       6.875       6.875       6.875
   13.25258        6.355       6.355       6.355       6.355       6.355       6.355       6.355
   13.35258        5.842       5.842       5.842       5.842       5.842       5.842       5.842
   13.45258        5.335       5.335       5.335       5.335       5.335       5.335       5.335
   13.55258        4.834       4.834       4.834       4.834       4.834       4.834       4.834
   13.65258        4.339       4.339       4.339       4.339       4.339       4.339       4.339
   13.75258        3.850       3.850       3.850       3.850       3.850       3.850       3.850
   13.85258        3.367       3.367       3.367       3.367       3.367       3.367       3.367

   13.95258        2.889       2.889       2.889       2.889       2.889       2.889       2.889
   14.05258        2.417       2.417       2.417       2.417       2.417       2.417       2.417
   14.15258        1.951       1.951       1.951       1.951       1.951       1.951       1.951
   14.25258        1.489       1.489       1.489       1.489       1.489       1.489       1.489
   14.35258        1.033       1.033       1.033       1.033       1.033       1.033       1.033
   14.45258        0.582       0.582       0.582       0.582       0.582       0.582       0.582
   14.55258        0.136       0.136       0.136       0.136       0.136       0.136       0.136
   14.65258       -0.305      -0.305      -0.305      -0.305      -0.305      -0.305      -0.305

First Payment      2.967       2.967       2.967       2.967       2.967       2.967       2.967
Average Life       2.967       2.967       2.967       2.967       2.967       2.967       2.967
Last Payment       2.967       2.967       2.967       2.967       2.967       2.967       2.967
Mod.Dur. @13.15258 1.409       1.409       1.409       1.409       1.409       1.409       1.409

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $50,000,000.00                            DATED DATE: 10/31/97
  CURRENT COUPON:  5.848%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $50,000,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                      BOND A6 DISCOUNT MARGIN ACT/360 TABLE

--------------------------------------------------------------------------------

                        ASSUMED CONSTANT LIBOR-1M 5.6484
                               *** TO MATURITY ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24        29.612      26.009      26.935      28.235      31.075      32.235      33.454
     99-24+       29.010      25.632      26.501      27.719      30.381      31.468      32.611
     99-25        28.408      25.256      26.066      27.203      29.687      30.702      31.769
     99-25+       27.806      24.880      25.632      26.688      28.994      29.936      30.926
     99-26        27.204      24.504      25.198      26.172      28.301      29.170      30.084
     99-26+       26.603      24.128      24.764      25.657      27.608      28.405      29.242
     99-27        26.002      23.752      24.330      25.142      26.915      27.639      28.401
     99-27+       25.401      23.376      23.897      24.627      26.223      26.874      27.559

     99-28        24.800      23.001      23.463      24.112      25.530      26.110      26.718
     99-28+       24.199      22.625      23.030      23.598      24.838      25.345      25.878
     99-29        23.599      22.250      22.597      23.083      24.146      24.581      25.037
     99-29+       22.998      21.875      22.163      22.569      23.455      23.817      24.197
     99-30        22.398      21.499      21.730      22.055      22.763      23.053      23.357
     99-30+       21.798      21.124      21.298      21.541      22.072      22.289      22.517
     99-31        21.199      20.749      20.865      21.027      21.381      21.526      21.678
     99-31+       20.599      20.375      20.432      20.513      20.691      20.763      20.839

    100-00        20.000      20.000      20.000      20.000      20.000      20.000      20.000
    100-00+       19.401      19.625      19.568      19.487      19.310      19.237      19.161
    100-01        18.802      19.251      19.136      18.974      18.620      18.475      18.323
    100-01+       18.203      18.877      18.704      18.461      17.930      17.713      17.485
    100-02        17.605      18.503      18.272      17.948      17.240      16.951      16.647
    100-02+       17.006      18.128      17.840      17.435      16.551      16.189      15.810
    100-03        16.408      17.754      17.408      16.923      15.862      15.428      14.972
    100-03+       15.810      17.381      16.977      16.410      15.173      14.667      14.136

    100-04        15.212      17.007      16.546      15.898      14.484      13.906      13.299
    100-04+       14.615      16.633      16.114      15.386      13.795      13.145      12.462
    100-05        14.018      16.260      15.683      14.874      13.107      12.385      11.626
    100-05+       13.420      15.886      15.253      14.363      12.419      11.625      10.790
    100-06        12.823      15.513      14.822      13.851      11.731      10.865       9.955
    100-06+       12.226      15.140      14.391      13.340      11.043      10.105       9.119
    100-07        11.630      14.767      13.961      12.829      10.356       9.346       8.284
    100-07+       11.033      14.394      13.530      12.318       9.669       8.587       7.449

First Payment      0.050       0.050       0.050       0.050       0.050       0.050       0.050
Average Life       3.043       5.428       4.525       3.661       2.580       2.302       2.068
Last Payment      16.883      26.217      23.550      19.967      14.467      12.967      11.633
Mod.Dur. @ 100-00  2.511       4.014       3.478       2.930       2.179       1.973       1.794

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $50,000,000.00                            DATED DATE: 10/31/97
  CURRENT COUPON:  5.848%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $50,000,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                     BOND A6 DISCOUNT MARGIN ACT/360 TABLE

--------------------------------------------------------------------------------

                        ASSUMED CONSTANT LIBOR-1M 5.6484
                                 *** TO CALL ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24        30.145      26.420      27.422      28.759      31.588      32.726      33.884
     99-24+       29.510      26.018      26.957      28.210      30.863      31.929      33.014
     99-25        28.875      25.616      26.493      27.662      30.137      31.132      32.145
     99-25+       28.239      25.214      26.028      27.113      29.411      30.336      31.276
     99-26        27.605      24.813      25.564      26.565      28.686      29.539      30.407
     99-26+       26.970      24.411      25.099      26.017      27.961      28.743      29.538
     99-27        26.335      24.009      24.635      25.470      27.236      27.947      28.670
     99-27+       25.701      23.608      24.171      24.922      26.512      27.151      27.801

     99-28        25.067      23.207      23.707      24.374      25.787      26.356      26.934
     99-28+       24.433      22.805      23.243      23.827      25.063      25.560      26.066
     99-29        23.799      22.404      22.779      23.280      24.339      24.765      25.199
     99-29+       23.165      22.003      22.316      22.733      23.616      23.971      24.332
     99-30        22.532      21.602      21.852      22.186      22.892      23.176      23.465
     99-30+       21.899      21.202      21.389      21.639      22.169      22.382      22.598
     99-31        21.266      20.801      20.926      21.093      21.446      21.588      21.732
     99-31+       20.633      20.400      20.463      20.546      20.723      20.794      20.866

    100-00        20.000      20.000      20.000      20.000      20.000      20.000      20.000
    100-00+       19.367      19.600      19.537      19.454      19.278      19.207      19.134
    100-01        18.735      19.199      19.075      18.908      18.555      18.413      18.269
    100-01+       18.103      18.799      18.612      18.362      17.833      17.620      17.404
    100-02        17.471      18.399      18.150      17.817      17.111      16.828      16.539
    100-02+       16.839      18.000      17.687      17.271      16.390      16.035      15.675
    100-03        16.208      17.600      17.225      16.726      15.668      15.243      14.811
    100-03+       15.576      17.200      16.763      16.181      14.947      14.451      13.947

    100-04        14.945      16.801      16.301      15.636      14.226      13.659      13.083
    100-04+       14.314      16.401      15.840      15.091      13.505      12.868      12.219
    100-05        13.683      16.002      15.378      14.546      12.785      12.076      11.356
    100-05+       13.052      15.603      14.916      14.001      12.064      11.285      10.493
    100-06        12.422      15.204      14.455      13.457      11.344      10.495       9.631
    100-06+       11.791      14.805      13.994      12.913      10.624       9.704       8.768
    100-07        11.161      14.406      13.533      12.369       9.904       8.914       7.906
    100-07+       10.531      14.007      13.072      11.825       9.185       8.123       7.044

First Payment      0.050       0.050       0.050       0.050       0.050       0.050       0.050
Average Life       2.800       4.788       4.018       3.312       2.413       2.176       1.978
Last Payment       7.633      11.300       9.800       8.550       6.967       6.550       6.300
Mod.Dur. @ 100-00  2.378       3.756       3.249       2.754       2.082       1.896       1.738

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $67,550,000.00                            DATED DATE: 10/31/97
  CURRENT COUPON:  5.868%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $67,550,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                     BOND A7 DISCOUNT MARGIN ACT/360 TABLE

--------------------------------------------------------------------------------

                        ASSUMED CONSTANT LIBOR-1M 5.6484
                               *** TO MATURITY ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 15.00   HEP 18.00   HEP 20.00   HEP 27.00   HEP 30.00   HEP 33.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24        31.615      28.011      28.938      30.238      33.078      34.238      35.458
     99-24+       31.013      27.635      28.503      29.722      32.384      33.472      34.615
     99-25        30.410      27.258      28.069      29.206      31.690      32.705      33.772
     99-25+       29.808      26.882      27.634      28.690      30.997      31.939      32.929
     99-26        29.207      26.506      27.200      28.175      30.303      31.173      32.087
     99-26+       28.605      26.129      26.766      27.659      29.610      30.407      31.245
     99-27        28.004      25.753      26.332      27.144      28.917      29.642      30.403
     99-27+       27.402      25.378      25.898      26.629      28.225      28.876      29.561

     99-28        26.801      25.002      25.464      26.114      27.532      28.111      28.720
     99-28+       26.201      24.626      25.031      25.599      26.840      27.347      27.879
     99-29        25.600      24.251      24.598      25.084      26.148      26.582      27.039
     99-29+       24.999      23.875      24.164      24.570      25.456      25.818      26.198
     99-30        24.399      23.500      23.731      24.056      24.764      25.054      25.358
     99-30+       23.799      23.125      23.298      23.541      24.073      24.290      24.518
     99-31        23.199      22.750      22.865      23.027      23.382      23.526      23.678
     99-31+       22.599      22.375      22.433      22.514      22.691      22.763      22.839

    100-00        22.000      22.000      22.000      22.000      22.000      22.000      22.000
    100-00+       21.401      21.625      21.568      21.487      21.309      21.237      21.161
    100-01        20.802      21.251      21.135      20.973      20.619      20.475      20.323
    100-01+       20.203      20.876      20.703      20.460      19.929      19.712      19.484
    100-02        19.604      20.502      20.271      19.947      19.239      18.950      18.646
    100-02+       19.005      20.128      19.839      19.434      18.550      18.188      17.809
    100-03        18.407      19.754      19.407      18.922      17.860      17.427      16.971
    100-03+       17.809      19.380      18.976      18.409      17.171      16.665      16.134

    100-04        17.211      19.006      18.544      17.897      16.482      15.904      15.297
    100-04+       16.613      18.632      18.113      17.385      15.793      15.144      14.460
    100-05        16.016      18.258      17.682      16.873      15.105      14.383      13.624
    100-05+       15.418      17.885      17.251      16.361      14.417      13.623      12.788
    100-06        14.821      17.511      16.820      15.849      13.728      12.862      11.952
    100-06+       14.224      17.138      16.389      15.337      13.041      12.102      11.116
    100-07        13.627      16.765      15.958      14.826      12.353      11.343      10.281
    100-07+       13.030      16.392      15.528      14.315      11.665      10.583       9.446

First Payment      0.050       0.050       0.050       0.050       0.050       0.050       0.050
Average Life       3.044       5.432       4.527       3.662       2.581       2.303       2.069
Last Payment      16.883      26.217      23.633      19.967      14.467      12.967      11.717
Mod.Dur. @ 100-00  2.509       4.012       3.477       2.928       2.178       1.972       1.794

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

 CURRENT BALANCE: $67,550,000.00                            DATED DATE: 10/31/97
  CURRENT COUPON:  5.868%                                FIRST PAYMENT: 11/18/97
          FACTOR: 1.0000000000                           TOTAL CLASSES: 8
ORIGINAL BALANCE: $67,550,000.00                      YIELD TABLE DATE: 10/31/97

                                     AFMLT73

                     BOND A7 DISCOUNT MARGIN ACT/360 TABLE
--------------------------------------------------------------------------------

                        ASSUMED CONSTANT LIBOR-1M 5.6484
                                 *** TO CALL ***

           PRICING SPEED
     FIXED     HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00   HEP 25.00
Price ARMS     CPR 26.00   CPR 15.00   CPR 18.00   CPR 22.00   CPR 30.00   CPR 33.00   CPR 36.00
     99-24        32.148      28.423      29.425      30.762      33.592      34.730      35.887
     99-24+       31.513      28.021      28.960      30.213      32.866      33.932      35.018
     99-25        30.877      27.618      28.495      29.664      32.140      33.135      34.148
     99-25+       30.242      27.216      28.030      29.116      31.414      32.338      33.278
     99-26        29.607      26.814      27.566      28.568      30.689      31.542      32.409
     99-26+       28.972      26.413      27.101      28.019      29.964      30.745      31.540
     99-27        28.337      26.011      26.637      27.471      29.239      29.949      30.672
     99-27+       27.703      25.609      26.173      26.924      28.514      29.153      29.804

     99-28        27.068      25.208      25.708      26.376      27.789      28.357      28.935
     99-28+       26.434      24.806      25.244      25.828      27.065      27.562      28.068
     99-29        25.800      24.405      24.781      25.281      26.341      26.767      27.200
     99-29+       25.166      24.004      24.317      24.734      25.617      25.972      26.333
     99-30        24.533      23.603      23.853      24.187      24.893      25.177      25.466
     99-30+       23.899      23.202      23.390      23.640      24.169      24.382      24.599
     99-31        23.266      22.801      22.926      23.093      23.446      23.588      23.732
     99-31+       22.633      22.401      22.463      22.546      22.723      22.794      22.866

    100-00        22.000      22.000      22.000      22.000      22.000      22.000      22.000
    100-00+       21.367      21.600      21.537      21.454      21.277      21.206      21.134
    100-01        20.735      21.199      21.074      20.908      20.555      20.413      20.269
    100-01+       20.102      20.799      20.611      20.362      19.833      19.620      19.403
    100-02        19.470      20.399      20.149      19.816      19.110      18.827      18.538
    100-02+       18.838      19.999      19.686      19.270      18.389      18.034      17.674
    100-03        18.206      19.599      19.224      18.725      17.667      17.242      16.809
    100-03+       17.575      19.199      18.762      18.179      16.946      16.450      15.945

    100-04        16.943      18.799      18.300      17.634      16.224      15.658      15.081
    100-04+       16.312      18.400      17.838      17.089      15.503      14.866      14.217
    100-05        15.681      18.000      17.376      16.544      14.782      14.074      13.354
    100-05+       15.050      17.601      16.914      15.999      14.062      13.283      12.491
    100-06        14.419      17.202      16.453      15.455      13.342      12.492      11.628
    100-06+       13.789      16.802      15.991      14.910      12.621      11.701      10.765
    100-07        13.158      16.403      15.530      14.366      11.901      10.910       9.903
    100-07+       12.528      16.004      15.069      13.822      11.182      10.120       9.041

First Payment      0.050       0.050       0.050       0.050       0.050       0.050       0.050
Average Life       2.801       4.790       4.019       3.312       2.413       2.176       1.978
Last Payment       7.633      11.300       9.800       8.550       6.967       6.550       6.300
Mod.Dur. @ 100-00  2.377       3.754       3.248       2.753       2.081       1.896       1.738

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

GRP II AV FUNDS CAP

30/360 DAY COUNT BASIS

AVAILABLE FUNDS CAP = GROUP II COLLATERAL CURRENT GROSS WAC - 45BP
                      (SERVICE FEE) - 21.75BP (SURETY +TRUSTEE) - 50BP (SURETY CUSHION, BEGINNING IN MONTH 13)

 DATE  COUPON
-------------
11/97   9.717
12/97   9.812
01/98   9.959
02/98  10.072
03/98  10.141
04/98  10.163
05/98  10.180
06/98  10.275
07/98  10.422
08/98  10.535
09/98  10.604
10/98  10.626
11/98  10.141
12/98  10.194
01/99  10.236
02/99  10.279
03/99  10.316
04/99  10.329
05/99  10.354
06/99  10.465
07/99  10.719
08/99  10.881
09/99  11.024
10/99  11.086
11/99  11.086
12/99  11.086
01/00  11.086
02/00  11.086
03/00  11.086
04/00  11.086
05/00  11.086

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

GRP III AV FUNDS CAP

30/360 DAY COUNT BASIS

AVAILABLE FUNDS CAP = GROUP III COLLATERAL CURRENT GROSS WAC - 45BP
                      (SERVICE FEE) - 21.75BP (SURETY +TRUSTEE) - 50BP (SURETY CUSHION, BEGINNING IN MONTH 13)

 DATE  COUPON
-------------
11/97   9.740
12/97   9.836
01/98   9.974
02/98  10.091
03/98  10.168
04/98  10.185
05/98  10.201
06/98  10.297
07/98  10.435
08/98  10.552
09/98  10.629
10/98  10.646
11/98  10.161
12/98  10.198
01/99  10.229
02/99  10.282
03/99  10.339
04/99  10.356
05/99  10.381
06/99  10.478
07/99  10.834
08/99  11.006
09/99  11.138
10/99  11.179
11/99  11.179
12/99  11.179
01/00  11.179
02/00  11.179
03/00  11.179
04/00  11.179
05/00  11.179

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------

     -  ACCESS73

     -  Cut Off Date of Tape is  10/1/97

     -  GROUP I

     -      $82,331,718.36

     -  Mortgage Summary Report

--------------------------------------------------------------------------------

Number of Mortgage Loans:                                      1,500

Aggregate Unpaid Principal Balance:                   $82,331,718.36
Aggregate Original Principal Balance:                 $82,578,677.59

Weighted Average Gross Coupon:                               11.537%
Gross Coupon Range:                                8.250% -  18.350%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                         $54,887.81
Average Original Principal Balance:                       $55,052.45

Maximum Unpaid Principal Balance:                        $400,000.00
Minimum Unpaid Principal Balance:                          $9,777.41

Maximum Original Principal Balance:                      $400,000.00
Minimum Original Principal Balance:                       $10,000.00

Weighted Avg. Stated Rem. Term (LPD to Mat Date):            236.268
Stated Rem Term Range:                             49.000 -  360.000

Weighted Average Age (First Pay thru Last Pay):                3.161
Age Range:                                          0.000 -   33.000

Weighted Average Original Term:                              239.429
Original Term Range:                               60.000 -  360.000

Weighted Average Original LTV:                                72.384
Original LTV Range:                                7.000% -  90.000%

Weighted Average Combined LTV:                                74.598
Combined LTV Range:                               18.000% -  90.000%

--------------------------------------------------------------------------------

Greatest Zip Code Concentration

43607   16 loans     0.74%  $607,183.85

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

              GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                           Percentage of
                                             Aggregate     Cut-Off Date
                     Number of                Unpaid         Aggregate
                     Mortgage                Principal       Principal
State                  Loans                  Balance         Balance

AK                         1                  60,469.43         0.07
AL                       119               5,294,824.53         6.43
AZ                         6                 269,241.57         0.33
CA                         6                 427,202.65         0.52
CO                        11                 839,739.25         1.02
CT                         3                 443,563.52         0.54
DC                         3                 242,408.92         0.29
DE                         1                  68,800.00         0.08
FL                       163               9,025,460.16        10.96
GA                        65               4,263,505.07         5.18
IA                        13                 593,390.35         0.72
ID                         1                  24,756.38         0.03
IL                        55               3,186,844.29         3.87
IN                        51               2,095,607.69         2.55
KS                        12                 734,364.33         0.89
KY                        12                 449,688.65         0.55
LA                         2                 106,540.00         0.13
MA                         2                 193,250.00         0.23
MD                        32               2,625,019.67         3.19
MI                       175               9,459,666.03        11.49
MN                       119               7,176,145.05         8.72
MO                        21                 944,593.72         1.15
MS                        14                 640,256.09         0.78
NC                       105               5,491,193.86         6.67
ND                         2                 111,481.88         0.14
NE                         4                 133,897.42         0.16
NJ                        11                 912,099.65         1.11
NM                         7                 278,709.83         0.34
NV                         5                 328,331.53         0.40
NY                        18               1,935,433.30         2.35
OH                       185               9,186,342.14        11.16
OK                         5                 248,199.12         0.30
OR                         3                  61,700.61         0.07
PA                        19                 878,190.19         1.07
RI                         1                 120,000.00         0.15
SC                        55               2,370,218.72         2.88
SD                         1                  17,500.00         0.02
TN                        37               2,082,171.02         2.53
TX                        42               2,607,500.28         3.17
UT                        23               1,036,543.68         1.26
VA                        32               2,351,742.95         2.86
WA                         6                 508,657.66         0.62
WI                        51               2,466,597.84         3.00
WY                         1                  39,869.33         0.05
--------------------------------------------------------------------------
Total...............    1500            $ 82,331,718.36       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                        COMBINED LOAN-TO-VALUE RATIOS

                                                           Percentage of
                                              Aggregate    Cut-Off Date
          Combined           Number of         Unpaid        Aggregate
        Loan-To-Value        Mortgage         Principal      Principal
            Ratio              Loans           Balance        Balance

 15.000 <Comb LTV<=  20.000        3            61,658.60       0.07
 20.000 <Comb LTV<=  25.000       10           186,130.55       0.23
 25.000 <Comb LTV<=  30.000        8           228,343.07       0.28
 30.000 <Comb LTV<=  35.000       18           494,630.91       0.60
 35.000 <Comb LTV<=  40.000       18           563,607.83       0.68
 40.000 <Comb LTV<=  45.000       23           896,758.97       1.09
 45.000 <Comb LTV<=  50.000       55         2,086,778.00       2.53
 50.000 <Comb LTV<=  55.000       35         1,619,876.62       1.97
 55.000 <Comb LTV<=  60.000       84         3,400,905.89       4.13
 60.000 <Comb LTV<=  65.000      101         4,560,429.91       5.54
 65.000 <Comb LTV<=  70.000      189         9,192,205.27      11.16
 70.000 <Comb LTV<=  75.000      277        15,659,450.11      19.02
 75.000 <Comb LTV<=  80.000      454        25,813,948.89      31.35
 80.000 <Comb LTV<=  85.000      151        11,430,969.28      13.88
 85.000 <Comb LTV<=  90.000       74         6,136,024.46       7.45
--------------------------------------------------------------------------
Total....................       1500      $ 82,331,718.36     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                    Aggregate   Cut-Off Date
         Gross Mortgage            Number of         Unpaid       Aggregate
         Interest Rate             Mortgage         Principal     Principal
             Range                   Loans           Balance       Balance

 8.00% < Gross Coupon <=  8.50%          3          272,981.93       0.33
 8.50% < Gross Coupon <=  9.00%          9          636,119.17       0.77
 9.00% < Gross Coupon <=  9.50%         30        1,890,242.38       2.30
 9.50% < Gross Coupon <= 10.00%         99        7,110,767.37       8.64
10.00% < Gross Coupon <= 10.50%        129        8,008,435.38       9.73
10.50% < Gross Coupon <= 11.00%        258       16,244,716.64      19.73
11.00% < Gross Coupon <= 11.50%        177        9,097,232.87      11.05
11.50% < Gross Coupon <= 12.00%        241       12,917,530.15      15.69
12.00% < Gross Coupon <= 12.50%        178        9,104,347.26      11.06
12.50% < Gross Coupon <= 13.00%        174        8,024,212.68       9.75
13.00% < Gross Coupon <= 13.50%         81        3,518,075.01       4.27
13.50% < Gross Coupon <= 14.00%         66        3,020,799.68       3.67
14.00% < Gross Coupon <= 14.50%         27        1,366,472.61       1.66
14.50% < Gross Coupon <= 15.00%         18          719,216.95       0.87
15.00% < Gross Coupon <= 15.50%          3           99,703.38       0.12
15.50% < Gross Coupon <= 16.00%          1           22,566.89       0.03
16.00% < Gross Coupon <= 16.50%          3          137,267.98       0.17
16.50% < Gross Coupon <= 17.00%          2           85,137.37       0.10
18.00% < Gross Coupon <= 18.50%          1           55,892.66       0.07

----------------------------------------------------------------------------
Total..........                       1500     $ 82,331,718.36     100.00%
============================================================================

                        CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                  Aggregate    Cut-Off Date
             Current             Number of         Unpaid        Aggregate
          Mortgage Loan          Mortgage         Principal      Principal
        Principal Balance          Loans           Balance        Balance

Balance <= 25,000                    187         3,651,459.46       4.44
 25,000 < Balance <= 50,000          649        24,511,233.82      29.77
 50,000 < Balance <= 100,000         541        36,755,824.69      44.64
100,000 < Balance <= 150,000          99        12,012,455.13      14.59
150,000 < Balance <= 200,000          11         1,894,296.29       2.30
200,000 < Balance <= 250,000           5         1,107,578.13       1.35
250,000 < Balance <= 300,000           6         1,661,462.18       2.02
300,000 < Balance <= 350,000           1           337,408.66       0.41
350,000 < Balance <= 400,000           1           400,000.00       0.49
--------------------------------------------------------------------------
Total....................           1500      $ 82,331,718.36     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                            LIEN AND OWNER OCCUPANCY

                                                            Percentage of
                                             Aggregate       Cut-Off Date
                     Number of                Unpaid           Aggregate
                     Mortgage                Principal         Principal
                       Loans                  Balance           Balance

First Lien Owner Occ      1249              72,389,583.28        87.92
First Lien Non Owner Occ   108               5,434,078.27         6.60
First Lien Second Home       8                 536,780.23         0.65
Second Lien Owner Occ      123               3,632,115.31         4.41
Second Lien Non Owner Occ   10                 270,356.65         0.33
Second Lien Second Home      2                  68,804.62         0.08
--------------------------------------------------------------------------
Total...............    1500            $ 82,331,718.36       100.00%
==========================================================================

                                   AGE OF LOAN

                                                        Percentage of
                                          Aggregate      Cut-Off Date
                         Number of         Unpaid          Aggregate
                         MortgAge         Principal        Principal
           Age             Loans           Balance          Balance

      Age  =   0              31       1,827,050.00           2.22%
  0 < Age <=   6           1,434      78,041,345.09          94.79%
  6 < Age <=  12              31       2,316,944.72           2.81%
 12 < Age <=  18               2          77,696.51           0.09%
 24 < Age <=  36               2          68,682.04           0.08%
-------------------------------------------------------------------
Total............        1,500    82,331,718.36             100.00%
===================================================================

                     REMAINING MONTHS TO STATED MATURITY

                                                        Percentage of
                                         Aggregate       Cut-Off Date
                         Number of        Unpaid           Aggregate
                         Mortgage        Principal         Principal
      Remaining Term       Loans          Balance           Balance

 48 < Rem Term <=  60          4         178,348.38           0.22%
 72 < Rem Term <=  84          2          69,353.29           0.08%
 84 < Rem Term <=  96          1          13,876.15           0.02%
108 < Rem Term <= 120         43       1,299,835.24           1.58%
132 < Rem Term <= 144          2          56,835.97           0.07%
156 < Rem Term <= 168          1          39,299.81           0.05%
168 < Rem Term <= 180        890      47,623,902.43          57.84%
204 < Rem Term <= 216          1          45,300.76           0.06%
216 < Rem Term <= 228          1          38,396.70           0.05%
228 < Rem Term <= 240        169       7,807,505.10           9.48%
324 < Rem Term <= 336          1          23,381.28           0.03%
348 < Rem Term <= 360        385      25,135,683.25          30.53%
-------------------------------------------------------------------
Total............        1,500        82,331,718.36         100.00%
===================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                      1372    76,021,698.59          92.34
Second Home                       10       605,584.85           0.74
Non Owner Occ.                   118     5,704,434.92           6.93
--------------------------------------------------------------------------
Total..................         1500  $     82,331,718.36     100.00%
==========================================================================

                     LOAN SUMMARY STRATIFIED BY AMORTIZATION

                                                             Percentage of
                                             Aggregate        Cut-Off Date
                             Number of        Unpaid            Aggregate
                             Mortgage        Principal          Principal
    AMORTIZATION               Loans          Balance            Balance

Fully Amortizing                 936       47,111,616.28          57.22
Partially Amortizing             564       35,220,102.08          42.78
--------------------------------------------------------------------------
Total..................         1500     $ 82,331,718.36         100.00%
==========================================================================

                                  LIEN SUMMARY

                                                           Percentage of
                                          Aggregate        Cut-Off Date
                     Number of             Unpaid            Aggregate
                     Mortgage             Principal          Principal
                       Loans               Balance            Balance

1                       1365              78,360,441.78        95.18
2                        135               3,971,276.58         4.82
--------------------------------------------------------------------------
Total...............    1500            $ 82,331,718.36       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              MORTGAGED PROPERTIES

                                  Percentage of

                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                   1318        72,458,940.96      88.01
Duplex                            56         3,021,117.35       3.67
Modular Housing                    4           209,094.56       0.25
Manufactured Housing              45         1,681,726.71       2.04
SF Row House                      15         1,078,494.84       1.31
Townhouses                        25         1,517,406.00       1.84
Condominiums                      24         1,465,634.39       1.78
2-4 Family                        13           899,303.55       1.09
--------------------------------------------------------------------------
Total...............            1500      $     82,331,718.36 100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
     -  ACCESS 73

     -  Cut Off Date of Tape is  10/1/97

     -  GROUP II
     -        $50,001,533.97
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                        627

Aggregate Unpaid Principal Balance:                   $50,001,533.97
Aggregate Original Principal Balance:                 $50,085,226.84

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                             10.384%
Gross Coupon Range:                                7.600% -  14.900%

Weighted Average Margin (Gross):                              6.347%
Gross Margin Range:                                3.000% -   9.980%

Weighted Average Life Cap (Gross):                           17.102%
Gross Life Cap Range:                             13.780% -  21.330%

Weighted Average Life Floor (Gross):                         10.007%
Gross Life Floor Range:                            3.250% -  14.900%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                         $79,747.26
Average Original Principal Balance:                       $79,880.74

Maximum Unpaid Principal Balance:                        $212,944.60
Minimum Unpaid Principal Balance:                         $17,265.38

Maximum Original Principal Balance:                      $213,300.00
Minimum Original Principal Balance:                       $17,325.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):            356.205
Stated Rem Term Range:                            117.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):               2.891
Age Range:                                          0.000 -   10.000

Weighted Average Original Term:                              359.096
Original Term Range:                              120.000 -  360.000

Weighted Average Combined LTV:                                78.447
Combined LTV Range:                               19.000% -  90.000%

Weighted Average Periodic Interest Cap:                       1.013%
Periodic Interest Cap Range:                       1.000% -   2.000%

Weighted Average Months to Interest Roll:                     12.340
   * calculated from 10///97 to next rolldate
Months to Interest Roll Range:                              1 -   23

Weighted Average Interest Roll Frequency:                      6.000
Interest Frequency Range:                                   6 -    6

--------------------------------------------------------------------------------

All First Liens

Greatest Zip Code Concentration:

92128    13 loans  2.54%   $1,271,928.83

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percentage of
                                             Aggregate     Cut-Off Date
                     Number of                Unpaid         Aggregate
                     Mortgage                Principal       Principal
State                  Loans                  Balance         Balance

AL                         3                 284,280.01         0.57
AZ                         3                 315,476.04         0.63
CA                        15               1,526,233.56         3.05
CO                        11               1,194,361.02         2.39
CT                         3                 294,971.73         0.59
FL                        18               1,188,263.78         2.38
GA                         3                 329,546.44         0.66
IA                        10                 616,867.58         1.23
ID                         1                  67,935.76         0.14
IL                        56               4,970,442.14         9.94
IN                         1                  94,500.00         0.19
KS                         5                 367,266.92         0.73
MA                        10                 937,269.37         1.87
MD                        10                 946,764.14         1.89
ME                         1                  83,310.49         0.17
MI                       170              11,979,065.90        23.96
MN                        75               6,023,352.65        12.05
MO                         1                  19,977.78         0.04
NC                         8                 555,206.29         1.11
NJ                         9               1,122,382.21         2.24
NM                         5                 435,036.55         0.87
NV                         5                 527,359.36         1.05
OH                        52               3,479,799.74         6.96
OK                         3                 157,222.93         0.31
OR                         3                 301,574.69         0.60
PA                        25               1,675,201.11         3.35
RI                         2                 192,500.00         0.38
TX                        37               3,241,095.00         6.48
UT                        13               1,474,409.80         2.95
VA                         5                 453,562.87         0.91
WA                        10               1,115,692.87         2.23
WI                        53               3,983,141.85         7.97
WY                         1                  47,463.39         0.09
--------------------------------------------------------------------------
Total...............     627            $ 50,001,533.97       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          COMBINED LOAN-TO-VALUE RATIOS

                                                          Percentage of
                                               Aggregate   Cut-Off Date
          Combined           Number of          Unpaid       Aggregate
        Loan-To-Value        Mortgage          Principal     Principal
            Ratio              Loans            Balance       Balance

 15.000 <Comb LTV<=  20.000        1            60,915.84       0.12
 25.000 <Comb LTV<=  30.000        1            25,000.00       0.05
 30.000 <Comb LTV<=  35.000        4           107,804.98       0.22
 35.000 <Comb LTV<=  40.000        5           301,850.31       0.60
 40.000 <Comb LTV<=  45.000        2           243,620.77       0.49
 45.000 <Comb LTV<=  50.000        6           306,656.76       0.61
 50.000 <Comb LTV<=  55.000       14           885,241.90       1.77
 55.000 <Comb LTV<=  60.000       15           888,785.28       1.78
 60.000 <Comb LTV<=  65.000       42         3,087,467.95       6.17
 65.000 <Comb LTV<=  70.000       44         2,767,205.66       5.53
 70.000 <Comb LTV<=  75.000       88         6,503,635.49      13.01
 75.000 <Comb LTV<=  80.000      224        17,591,278.10      35.18
 80.000 <Comb LTV<=  85.000       92         8,393,191.51      16.79
 85.000 <Comb LTV<=  90.000       89         8,838,879.42      17.68
--------------------------------------------------------------------------
Total....................        627      $ 50,001,533.97     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                    Aggregate   Cut-Off Date
         Gross Mortgage            Number of         Unpaid       Aggregate
         Interest Rate             Mortgage         Principal     Principal
             Range                   Loans           Balance       Balance

 7.50% < Gross Coupon <=  8.00%          5          306,624.31       0.61
 8.00% < Gross Coupon <=  8.50%         10          783,181.81       1.57
 8.50% < Gross Coupon <=  9.00%         48        4,650,685.08       9.30
 9.00% < Gross Coupon <=  9.50%         79        6,420,422.88      12.84
 9.50% < Gross Coupon <= 10.00%        108        8,791,589.16      17.58
10.00% < Gross Coupon <= 10.50%         98        8,319,886.93      16.64
10.50% < Gross Coupon <= 11.00%         96        7,466,361.80      14.93
11.00% < Gross Coupon <= 11.50%         67        5,375,207.94      10.75
11.50% < Gross Coupon <= 12.00%         64        4,737,613.17       9.47
12.00% < Gross Coupon <= 12.50%         28        1,611,457.53       3.22
12.50% < Gross Coupon <= 13.00%         17        1,143,836.74       2.29
13.00% < Gross Coupon <= 13.50%          3          129,220.70       0.26
13.50% < Gross Coupon <= 14.00%          1          108,425.19       0.22
14.00% < Gross Coupon <= 14.50%          2           94,620.73       0.19
14.50% < Gross Coupon <= 15.00%          1           62,400.00       0.12
----------------------------------------------------------------------------
Total..........                        627     $ 50,001,533.97     100.00%
============================================================================

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                  Aggregate    Cut-Off Date
             Current             Number of         Unpaid        Aggregate
          Mortgage Loan          Mortgage         Principal      Principal
        Principal Balance          Loans           Balance        Balance

Balance <= 25,000                     18           383,879.86       0.77
 25,000 < Balance <= 50,000          136         5,407,381.87      10.81
 50,000 < Balance <= 100,000         300        21,833,722.86      43.67
100,000 < Balance <= 150,000         141        16,788,702.44      33.58
150,000 < Balance <= 200,000          29         4,954,612.21       9.91
200,000 < Balance <= 250,000           3           633,234.73       1.27
--------------------------------------------------------------------------
Total....................            627      $ 50,001,533.97     100.00%
==========================================================================

                                 AGE OF LOAN

                                                        PercentAge of
                                         Aggregate       Cut-Off Date
                         Number of        Unpaid           Aggregate
                         MortgAge        Principal         Principal
           Age             Loans          Balance           Balance

      Age  =   0              28       2,393,523.00           4.79%
  0 < Age <=   6             578      45,594,968.47          91.19%
  6 < Age <=  12              21       2,013,042.50           4.03%
-------------------------------------------------------------------
Total............          627    50,001,533.97             100.00%
===================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                                    LOAN TYPE

                                     WA                              Total
               #      %             Rem     WA      WA     WA       Current
Loan Feature  Loan   Pool     WAC   Term  MARGIN  LIFECAP FLOOR     Balance

   2/28         341  54.03  10.743 356.59  6.258   17.535 10.446  $27,015,076.93
   ARM          286  45.97   9.963 355.75  6.452   16.594  9.491  $22,986,457.04
--------------------------------------------------------------------------------
Total.....      627 100.00% 10.384 356.20  6.347   17.102 10.007  $50,001,533.97
================================================================================

                       REMAINING MONTHS TO STATED MATURITY

                                                         Percentage of
                                          Aggregate      Cut-Off Date
                         Number of         Unpaid          Aggregate
                         Mortgage         Principal        Principal
      Remaining Term       Loans           Balance          Balance

108 < Rem Term <= 120          1          53,822.39           0.11%
168 < Rem Term <= 180          4         179,409.68           0.36%
348 < Rem Term <= 360        622      49,768,301.90          99.53%
-------------------------------------------------------------------
Total............          627        50,001,533.97         100.00%
===================================================================

                           LOAN SUMMARY STRATIFIED BY
                                  GROSS MARGIN

                                                                  Percentage of
                                                    Aggregate     Cut-Off Date
                                  Number of          Unpaid         Aggregate
            Gross                 Mortgage          Principal       Principal
            Margin                  Loans            Balance         Balance

2.500 Gross Margin <= 3.000             1          83,310.49           0.17
3.500 Gross Margin <= 4.000            16       1,537,621.63           3.08
4.000 Gross Margin <= 4.500            10         771,442.72           1.54
4.500 Gross Margin <= 5.000            14       1,245,361.79           2.49
5.000 Gross Margin <= 5.500            71       6,162,542.62          12.32
5.500 Gross Margin <= 6.000           118      10,250,020.54          20.50
6.000 Gross Margin <= 6.500           117       8,764,576.61          17.53
6.500 Gross Margin <= 7.000           113       9,109,857.01          18.22
7.000 Gross Margin <= 7.500            83       6,357,225.98          12.71
7.500 Gross Margin <= 8.000            43       2,864,431.01           5.73
8.000 Gross Margin <= 8.500            26       1,797,074.20           3.59
8.500 Gross Margin <= 9.000             7         562,852.54           1.13
9.000 Gross Margin <= 9.500             5         362,401.78           0.72
9.500 Gross Margin <= 10.000            3         132,815.05           0.27
----------------------------------------------------------------------------
Total.................                627    $ 50,001,533.97         100.00%
============================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

13.500 < LIFE CAP <= 14.000             2        82,400.92           0.16
14.000 < LIFE CAP <= 14.500             3       170,824.96           0.34
14.500 < LIFE CAP <= 15.000            16     1,568,996.19           3.14
15.000 < LIFE CAP <= 15.500            27     2,255,143.81           4.51
15.500 < LIFE CAP <= 16.000            75     6,920,269.56          13.84
16.000 < LIFE CAP <= 16.500            74     6,110,461.99          12.22
16.500 < LIFE CAP <= 17.000            98     7,881,087.57          15.76
17.000 < LIFE CAP <= 17.500            90     7,369,664.79          14.74
17.500 < LIFE CAP <= 18.000            94     7,020,817.57          14.04
18.000 < LIFE CAP <= 18.500            60     4,672,711.79           9.35
18.500 < LIFE CAP <= 19.000            53     3,865,086.00           7.73
19.000 < LIFE CAP <= 19.500            16       874,084.92           1.75
19.500 < LIFE CAP <= 20.000            11       766,704.32           1.53
20.000 < LIFE CAP <= 20.500             4       193,720.70           0.39
20.500 < LIFE CAP <= 21.000             3       219,438.15           0.44
21.000 < LIFE CAP <= 21.500             1        30,120.73           0.06
--------------------------------------------------------------------------
Total.................               627    $50,001,533.97         100.00%
==========================================================================

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   11/01/97             60      $4,748,017.26            09.50
   12/01/97             87      $7,183,102.85            14.37
   01/01/98             70      $5,653,665.67            11.31
   02/01/98             44      $3,442,856.82            06.89
   03/01/98             13      $1,101,149.75            02.20
   04/01/98             12        $857,664.69            01.72
   02/01/99              3        $323,843.78            00.65
   03/01/99              1        $101,751.33            00.20
   04/01/99              8        $648,193.02            01.30
   05/01/99             47      $3,940,470.29            07.88
   06/01/99            102      $8,326,914.43            16.65
   07/01/99             88      $6,378,233.00            12.76
   08/01/99             67      $5,212,139.17            10.42
   09/01/99             25      $2,083,531.91            04.17
--------------------------------------------------------------------------
Total........         627      $50,001,533.97         100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                      LOAN SUMMARY STRATIFIED BY LIFE FLOOR

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 3.000 < Life Floor <=  3.500          13     1,271,928.83      2.54
 3.500 < Life Floor <=  4.000           1       109,122.62      0.22
 5.000 < Life Floor <=  5.500           4       286,080.42      0.57
 5.500 < Life Floor <=  6.000           9       922,401.74      1.84
 6.000 < Life Floor <=  6.500           4       409,257.17      0.82
 6.500 < Life Floor <=  7.000           9       918,827.64      1.84
 7.000 < Life Floor <=  7.500           3       193,902.50      0.39
 7.500 < Life Floor <=  8.000           5       306,624.31      0.61
 8.000 < Life Floor <=  8.500           9       674,059.19      1.35
 8.500 < Life Floor <=  9.000          46     4,359,269.40      8.72
 9.000 < Life Floor <=  9.500          63     4,850,045.17      9.70
 9.500 < Life Floor <= 10.000         100     8,001,258.50     16.00
10.000 < Life Floor <= 10.500          94     7,940,839.50     15.88
10.500 < Life Floor <= 11.000          89     6,868,689.32     13.74
11.000 < Life Floor <= 11.500          65     5,175,996.21     10.35
11.500 < Life Floor <= 12.000          62     4,656,813.17      9.31
12.000 < Life Floor <= 12.500          27     1,517,914.92      3.04
12.500 < Life Floor <= 13.000          17     1,143,836.74      2.29
13.000 < Life Floor <= 13.500           3       129,220.70      0.26
13.500 < Life Floor <= 14.000           1       108,425.19      0.22
14.000 < Life Floor <= 14.500           2        94,620.73      0.19
14.500 < Life Floor <= 15.000           1        62,400.00      0.12
--------------------------------------------------------------------------
Total.................                627   $50,001,533.97    100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       583    46,998,626.03          93.99
Second Home                        4       222,047.40           0.44
Non Owner Occ.                    40     2,780,860.54           5.56
--------------------------------------------------------------------------
Total..................          627   $50,001,533.97         100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              MORTGAGED PROPERTIES

                                                           Percentage of
                                              Aggregate    Cut-Off Date
                             Number of         Unpaid        Aggregate
                             Mortgage         Principal      Principal
                               Loans           Balance        Balance

Single-family                    570        45,641,282.04      91.28
Duplex                            17         1,079,075.98       2.16
Modular Housing                    2           131,702.70       0.26
Manufactured Housing               1           115,810.81       0.23
SF Row House                       2            82,404.64       0.16
Townhouses                         7           556,790.68       1.11
Condominiums                      26         2,225,967.12       4.45
2-4 Family                         2           168,500.00       0.34
--------------------------------------------------------------------------
Total...............             627       $50,001,533.97     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

--------------------------------------------------------------------------------
     -  ACCESS

     -  Cut Off Date of Tape is  10/1/97

     -  GROUP III
     -        $67,550,309.04
--------------------------------------------------------------------------------

Number of Mortgage Loans:                                        800

Aggregate Unpaid Principal Balance:                   $67,550,309.04
Aggregate Original Principal Balance:                 $67,630,637.00

--------------------------------------------------------------------------------

Weighted Average Coupon (Gross):                             10.408%
Gross Coupon Range:                                7.680% -  14.850%

Weighted Average Margin (Gross):                              6.450%
Gross Margin Range:                                3.750% -  10.350%

Weighted Average Life Cap (Gross):                           17.082%
Gross Life Cap Range:                             13.850% -  20.870%

Weighted Average Life Floor (Gross):                         10.050%
Gross Life Floor Range:                            3.250% -  14.850%
--------------------------------------------------------------------------------

Average Unpaid Principal Balance:                         $84,437.89
Average Original Principal Balance:                       $84,538.30

Maximum Unpaid Principal Balance:                        $400,000.00
Minimum Unpaid Principal Balance:                         $15,000.00

Maximum Original Principal Balance:                      $400,000.00
Minimum Original Principal Balance:                       $15,000.00

Weighted Avg. Stated Rem. Term (PTD to Mat Date):            356.466
Stated Rem Term Range:                            175.000 -  360.000

Weighted Average Age (First Pay thru Paid Thru):               2.666
Age Range:                                          0.000 -   11.000

Weighted Average Original Term:                              359.132
Original Term Range:                              180.000 -  360.000

Weighted Average Combined LTV:                                77.489
Combined LTV Range:                               19.000% -  90.000%

Weighted Average Periodic Interest Cap:                       1.022%
Periodic Interest Cap Range:                       1.000% -   2.000%

Weighted Average Months to Interest Roll:                     12.445
   * calculated from 10/97 to next rolldate
Months to Interest Roll Range:                              1 -   32

Weighted Average Interest Roll Frequency:                      6.000
Interest Frequency Range:                                   6 -    6

--------------------------------------------------------------------------------

All First Liens

Greatest Zip Code Concentration:

92128   ll loans     1.61%    $1,087,517.78

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                GEOGRAPHICAL DISTRIBUTION OF MORTGAGED PROPERTIES

                                                          Percentage of
                                              Aggregate    Cut-Off Date
                     Number of                 Unpaid        Aggregate
                     Mortgage                 Principal      Principal
 State                 Loans                   Balance        Balance

AK                         2                 208,848.74         0.31
AL                         3                 205,004.27         0.30
AZ                         3                 270,728.71         0.40
CA                        19               2,696,817.13         3.99
CO                        25               3,413,364.50         5.05
CT                         3                 542,336.65         0.80
DC                         1                 128,000.00         0.19
DE                         1                  69,594.72         0.10
FL                        22               1,963,940.87         2.91
GA                         3                 206,866.15         0.31
IA                        14                 781,132.82         1.16
ID                         4                 330,960.38         0.49
IL                        70               6,255,526.29         9.26
IN                         6                 426,132.21         0.63
KS                         8                 673,757.38         1.00
LA                         1                  92,773.17         0.14
MA                         7                 931,512.05         1.38
MD                        16               1,923,453.82         2.85
MI                       200              15,248,102.10        22.57
MN                        85               6,966,568.79        10.31
MO                         9                 621,901.22         0.92
MT                         3                 213,308.63         0.32
NC                        20               1,345,686.93         1.99
ND                         1                  36,610.74         0.05
NE                         1                  70,400.00         0.10
NH                         1                  90,000.00         0.13
NJ                        12               1,175,088.24         1.74
NM                         1                  54,982.99         0.08
NV                         2                 244,719.19         0.36
NY                         2                 242,000.00         0.36
OH                        47               2,999,530.24         4.44
OK                         5                 417,009.52         0.62
OR                        11               1,167,396.19         1.73
PA                        23               1,500,465.32         2.22
RI                         8                 908,582.25         1.35
SC                         3                 170,189.84         0.25
TN                         8                 487,616.42         0.72
TX                        24               2,408,075.74         3.56
UT                        21               2,018,232.00         2.99
VA                         5                 533,131.54         0.79
WA                        16               1,728,339.49         2.56
WI                        83               5,712,591.80         8.46
WY                         1                  69,030.00         0.10
--------------------------------------------------------------------------
Total...............     800            $ 67,550,309.04       100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                              LOAN-TO-VALUE RATIOS

                                                          Percentage of
                                               Aggregate   Cut-Off Date
                             Number of          Unpaid       Aggregate
        Loan-To-Value        Mortgage          Principal     Principal
            Ratio              Loans            Balance       Balance

 15.000 < LTV<=  20.000            1            49,271.41       0.07
 20.000 < LTV<=  25.000            2            37,487.83       0.06
 25.000 < LTV<=  30.000            1            26,905.57       0.04
 30.000 < LTV<=  35.000            2           160,000.00       0.24
 35.000 < LTV<=  40.000            2            38,389.35       0.06
 40.000 < LTV<=  45.000           11           577,851.94       0.86
 45.000 < LTV<=  50.000           12         1,022,610.53       1.51
 50.000 < LTV<=  55.000           18           928,895.08       1.38
 55.000 < LTV<=  60.000           27         1,495,887.23       2.21
 60.000 < LTV<=  65.000           44         2,871,354.68       4.25
 65.000 < LTV<=  70.000           83         6,784,731.79      10.04
 70.000 < LTV<=  75.000          119        10,187,424.78      15.08
 75.000 < LTV<=  80.000          275        23,356,800.58      34.58
 80.000 < LTV<=  85.000          112        10,854,287.68      16.07
 85.000 < LTV<=  90.000           91         9,158,410.59      13.56
--------------------------------------------------------------------------
Total....................        800      $ 67,550,309.04     100.00%
==========================================================================

                       GROSS MORTGAGE INTEREST RATE RANGE

                                                                Percentage of
                                                    Aggregate   Cut-Off Date
         Gross Mortgage            Number of         Unpaid       Aggregate
         Interest Rate             Mortgage         Principal     Principal
             Range                   Loans           Balance       Balance

 7.50% < Gross Coupon <=  8.00%          6          897,442.36       1.33
 8.00% < Gross Coupon <=  8.50%         15        1,557,585.08       2.31
 8.50% < Gross Coupon <=  9.00%         44        5,027,109.29       7.44
 9.00% < Gross Coupon <=  9.50%         87        8,642,712.19      12.79
 9.50% < Gross Coupon <= 10.00%        128       11,395,399.35      16.87
10.00% < Gross Coupon <= 10.50%        117       10,009,566.00      14.82
10.50% < Gross Coupon <= 11.00%        151       12,407,940.98      18.37
11.00% < Gross Coupon <= 11.50%         81        6,567,795.01       9.72
11.50% < Gross Coupon <= 12.00%         75        4,992,082.11       7.39
12.00% < Gross Coupon <= 12.50%         58        3,885,481.76       5.75
12.50% < Gross Coupon <= 13.00%         29        1,636,017.01       2.42
13.00% < Gross Coupon <= 13.50%          4          230,460.42       0.34
13.50% < Gross Coupon <= 14.00%          3          235,717.48       0.35
14.00% < Gross Coupon <= 14.50%          1           42,250.00       0.06
14.50% < Gross Coupon <= 15.00%          1           22,750.00       0.03
----------------------------------------------------------------------------
Total..........                        800     $ 67,550,309.04     100.00%
============================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                          CURRENT MORTGAGE LOAN AMOUNTS

                                                               Percentage of
                                                   Aggregate   Cut-Off Date
             Current             Number of          Unpaid       Aggregate
          Mortgage Loan          Mortgage          Principal     Principal
        Principal Balance          Loans            Balance       Balance

Balance <= 25,000                     22           479,941.82       0.71
 25,000 < Balance <= 50,000          169         6,737,595.23       9.97
 50,000 < Balance <= 100,000         402        29,242,767.69      43.29
100,000 < Balance <= 150,000         135        16,195,745.51      23.98
150,000 < Balance <= 200,000          41         6,913,187.73      10.23
200,000 < Balance <= 250,000          18         4,033,501.62       5.97
250,000 < Balance <= 300,000           8         2,216,808.85       3.28
300,000 < Balance <= 350,000           3           970,831.39       1.44
350,000 < Balance <= 400,000           2           759,929.20       1.12
--------------------------------------------------------------------------
Total....................            800      $ 67,550,309.04     100.00%
==========================================================================

                                   AGE OF LOAN

                                                         PercentAge of
                                      Aggregate          Cut-Off Date
                         Number of     Unpaid              Aggregate
                         MortgAge     Principal            Principal
           Age             Loans       Balance              Balance

      Age  =   0              32       2,721,525.00           4.03%
  0 < Age <=   6             749      63,140,323.09          93.47%
  6 < Age <=  12              19       1,688,460.95           2.50%
-------------------------------------------------------------------
Total............          800        67,550,309.04         100.00%
===================================================================

                                    ARM TYPE

                                     WA                              Total
               #      %             Rem     WA     WA      WA       Current
Loan Feature  Loan   Pool     WAC   Term  MARGIN LIFECAP  FLOOR     Balance

   2/28         442  53.84  10.814 357.56  6.447  17.600  10.489  $36,369,371.58
   3/27           4    .54   9.996 357.10  5.959  16.375   8.525     $366,392.16
   ARM          354  45.62   9.934 355.17  6.460  16.480   9.550  $30,814,545.30
--------------------------------------------------------------------------------
Total.....      800 100.00% 10.408 356.47  6.450  17.082  10.050  $67,550,309.04
================================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                       REMAINING MONTHS TO STATED MATURITY

                                                        Percentage of
                                          Aggregate      Cut-Off Date
                         Number of         Unpaid          Aggregate
                         Mortgage         Principal        Principal
      Remaining Term       Loans           Balance          Balance

168 < Rem Term <= 180          4         307,208.81           0.45%
228 < Rem Term <= 240          1          27,855.53           0.04%
348 < Rem Term <= 360        795      67,215,244.70          99.50%
-------------------------------------------------------------------
Total............          800        67,550,309.04         100.00%
===================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                  GROSS MARGIN

                                                                   Percentage of
                                                    Aggregate      Cut-Off Date
                                  Number of          Unpaid          Aggregate
            Gross                 Mortgage          Principal        Principal
            Margin                  Loans            Balance          Balance

3.500 Gross Margin <= 4.000            11          1,087,517.78         1.61
4.000 Gross Margin <= 4.500            10          1,196,780.44         1.77
4.500 Gross Margin <= 5.000            27          2,763,596.85         4.09
5.000 Gross Margin <= 5.500            58          5,732,765.89         8.49
5.500 Gross Margin <= 6.000           148         13,851,996.19        20.51
6.000 Gross Margin <= 6.500           133         11,892,563.31        17.61
6.500 Gross Margin <= 7.000           141         11,416,800.92        16.90
7.000 Gross Margin <= 7.500           122          9,584,373.28        14.19
7.500 Gross Margin <= 8.000            89          6,711,637.39         9.94
8.000 Gross Margin <= 8.500            35          1,998,116.27         2.96
8.500 Gross Margin <= 9.000            19            960,472.05         1.42
9.000 Gross Margin <= 9.500             2             83,221.19         0.12
9.500 Gross Margin <= 10.000            3            193,717.48         0.29
10.000 Gross Margin <= 10.500           2             76,750.00         0.11
-----------------------------------------------------------------------------
Total.................                800       $ 67,550,309.04       100.00%
==============================================================================

                           LOAN SUMMARY STRATIFIED BY
                                    LIFE CAP

                                                                Percentage of
                                               Aggregate        Cut-Off Date
                                  Number of     Unpaid            Aggregate
           Gross                  Mortgage     Principal          Principal
          Life Cap                  Loans       Balance            Balance

13.500 < LIFE CAP <= 14.000             1       175,571.81           0.26
14.000 < LIFE CAP <= 14.500             3       308,769.68           0.46
14.500 < LIFE CAP <= 15.000            20     2,255,444.16           3.34
15.000 < LIFE CAP <= 15.500            44     4,914,786.69           7.28
15.500 < LIFE CAP <= 16.000            70     7,135,691.47          10.56
16.000 < LIFE CAP <= 16.500            82     7,468,810.03          11.06
16.500 < LIFE CAP <= 17.000           139    11,692,551.90          17.31
17.000 < LIFE CAP <= 17.500           112     9,778,092.25          14.48
17.500 < LIFE CAP <= 18.000           139    11,287,826.95          16.71
18.000 < LIFE CAP <= 18.500            65     4,501,159.46           6.66
18.500 < LIFE CAP <= 19.000            53     3,367,019.18           4.98
19.000 < LIFE CAP <= 19.500            40     2,747,159.95           4.07
19.500 < LIFE CAP <= 20.000            25     1,562,115.09           2.31
20.000 < LIFE CAP <= 20.500             5       272,710.42           0.40
20.500 < LIFE CAP <= 21.000             2        82,600.00           0.12
--------------------------------------------------------------------------
Total.................               800    $67,550,309.04         100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           NEXT INTEREST ROLLDATE DATE

                                                      Percentage
                                                      of Cut-Off
                                 Aggregate               Date
     Next          Number of      Unpaid              Aggregate
     Roll          Mortgage      Principal            Principal
     Date            Loans        Balance              Balance

   06/01/00              4        $366,392.16            00.54
   11/01/97             69      $6,459,805.66            09.56
   12/01/97            107      $9,033,298.83            13.37
   01/01/98             97      $7,878,910.90            11.66
   02/01/98             57      $5,202,204.38            07.70
   03/01/98             12      $1,116,252.02            01.65
   04/01/98             12      $1,124,073.51            01.66
   03/01/99              1        $162,969.71            00.24
   04/01/99              9        $985,909.58            01.46
   05/01/99             48      $4,269,541.23            06.32
   06/01/99            158     $13,867,514.55            20.53
   07/01/99            117      $9,050,261.08            13.40
   08/01/99             86      $6,164,201.49            09.13
   09/01/99             23      $1,868,973.94            02.77
--------------------------------------------------------------------------
Total........         800      $67,550,309.04         100.00%
==========================================================================

                           LOAN SUMMARY STRATIFIED BY
                                   LIFE FLOOR

                                                           Percentage of
                                               Aggregate   Cut-Off Date
                                  Number of     Unpaid       Aggregate
            Gross                 Mortgage     Principal     Principal
          Life Floor                Loans       Balance       Balance

 3.000 < Life Floor <=  3.500          11     1,087,517.78      1.61
 4.500 < Life Floor <=  5.000           1       359,929.20      0.53
 5.000 < Life Floor <=  5.500           8       666,546.45      0.99
 5.500 < Life Floor <=  6.000           9     1,057,510.62      1.57
 6.000 < Life Floor <=  6.500           6       601,433.55      0.89
 6.500 < Life Floor <=  7.000           9       768,980.09      1.14
 7.000 < Life Floor <=  7.500           9       796,888.87      1.18
 7.500 < Life Floor <=  8.000          14     1,257,219.62      1.86
 8.000 < Life Floor <=  8.500          16     1,600,069.03      2.37
 8.500 < Life Floor <=  9.000          42     4,735,689.23      7.01
 9.000 < Life Floor <=  9.500          67     6,296,769.12      9.32
 9.500 < Life Floor <= 10.000         116    10,260,318.70     15.19
10.000 < Life Floor <= 10.500         108     9,351,564.34     13.84
10.500 < Life Floor <= 11.000         143    11,733,319.67     17.37
11.000 < Life Floor <= 11.500          79     6,414,495.01      9.50
11.500 < Life Floor <= 12.000          71     4,753,815.03      7.04
12.000 < Life Floor <= 12.500          56     3,771,981.76      5.58
12.500 < Life Floor <= 13.000          26     1,505,083.07      2.23
13.000 < Life Floor <= 13.500           4       230,460.42      0.34
13.500 < Life Floor <= 14.000           3       235,717.48      0.35
14.000 < Life Floor <= 14.500           1        42,250.00      0.06
14.500 < Life Floor <= 15.000           1        22,750.00      0.03
--------------------------------------------------------------------------
Total.................                800   $67,550,309.04    100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.

                           LOAN SUMMARY STRATIFIED BY
                                 OWNER OCCUPANCY

                                                          Percentage of
                                          Aggregate        Cut-Off Date
                             Number of     Unpaid            Aggregate
                             Mortgage     Principal          Principal
                               Loans       Balance            Balance

Owner Occ.                       757    64,881,930.14          96.05
Second Home                        4       298,449.13           0.44
Non Owner Occ.                    39     2,369,929.77           3.51
--------------------------------------------------------------------------
Total..................          800  $ 67,550,309.04         100.00%
==========================================================================

                              MORTGAGED PROPERTIES

                                                          Percentage of
                                            Aggregate      Cut-Off Date
                             Number of       Unpaid          Aggregate
                             Mortgage       Principal        Principal
                               Loans         Balance          Balance

Single-family                    700        60,533,584.41      89.61
Duplex                            36         2,351,686.73       3.48
Modular Housing                    6           417,379.34       0.62
Manufactured Housing               7           402,594.57       0.60
PUD                                1            64,876.00       0.10
SF Row House                       8           451,403.98       0.67
Townhouses                        11           741,148.97       1.10
Condominiums                      24         2,183,826.23       3.23
2-4 Family                         7           403,808.81       0.60
--------------------------------------------------------------------------
Total...............             800      $ 67,550,309.04     100.00%
==========================================================================

     This information has been prepared in connection with the issuance of securities representing interests in the above trust, and is based in part on information provided by Access Financial Lending Corp. with respect to the expected characteristics of the pool of home equity loans in which these securities will represent undivided beneficial interests. The actual characteristics and performance of the home equity loans will differ from the assumptions used in preparing these materials, which are hypothetical in nature. Changes in the assumptions may have a material impact on the information set forth in these materials. No representation is made that any performance or return indicated herein will be achieved. For example, it is very unlikely that the loans will prepay at a constant rate or follow a predictable pattern. This information may not be used or otherwise disseminated in connection with the offer or sale of these or any other securities, except in connection with the initial offer or sale of these securities to you to the extent set forth below. NO REPRESENTATION IS MADE AS TO THE APPROPRIATENESS, USEFULNESS, ACCURACY OR COMPLETENESS OF THESE MATERIALS OR THE ASSUMPTIONS ON WHICH THEY ARE BASED. Additional information is available upon request. These materials do not constitute an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any particular trading strategy. ANY SUCH OFFER TO BUY OR SELL ANY SECURITY WOULD BE MADE PURSUANT TO A DEFINITIVE PROSPECTUS AND PROSPECTUS SUPPLEMENT PREPARED BY THE ISSUER WHICH WOULD CONTAIN MATERIAL INFORMATION NOT CONTAINED IN THESE MATERIALS. SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT WILL CONTAIN ALL MATERIAL INFORMATION IN RESPECT OF ANY SUCH SECURITY OFFERED THEREBY AND ANY DECISION TO INVEST IN SUCH SECURITIES SHOULD BE MADE SOLELY IN RELIANCE UPON SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. ANY CAPITALIZED TERMS USED BUT NOT DEFINED HEREIN ARE TO BE READ IN CONJUNCTION WITH SUCH PROSPECTUS AND PROSPECTUS SUPPLEMENT. In the event of any such offering, these materials, including any description of the loans contained herein, shall be deemed superseded, amended and supplemented in their entirety by such Prospectus and Prospectus Supplement. To Our Readers Worldwide: In addition, please note that this information has been provided by Morgan Stanley & Co. Incorporated and approved by Morgan Stanley & Co. International Limited, a member of the Securities and Futures Authority, and Morgan Stanley Japan Ltd. We recommend that investors obtain the advice of their Morgan Stanley & Co. International Limited or Morgan Stanley Japan Ltd. representative about the investment concerned. NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY THE U.K. SECURITIES AND FUTURES AUTHORITY.